906 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of telcoBlue, Inc., a Delaware corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended September 30, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 24, 2004

/s/James Turek
---------------------------------
James Turek
Chief Executive Officers

                          906 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of telcoBlue, Inc., a Delaware corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended September 30, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 24, 2004

/s/Edward J. Garstka
---------------------------------
Edward J. Garstka
Chief Financial Officer